Exhibit 99.1

BANK OF HAWAII CORPORATION

CORPORATE GOVERNANCE GUIDELINES

2013

1.    Purpose

The Board of Directors of Bank of Hawaii Corporation (together with its subsidiaries, the “Corporation”) is committed to providing leadership that ensures the long-term success of the Corporation and maximizing shareholder value over time. The Board believes that its independence is fundamental to the diligent execution of its duties. The Nominating & Corporate Governance Committee of the Board of Directors (the “Board”) has developed, and the Board has adopted, the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in its responsibilities in serving the shareholders and the Corporation. The Guidelines provide the general structure within which the Board may conduct its business and are subject to change from time to time, as the Board deems appropriate, in the best interest of the Corporation or as required by applicable laws and regulations.

2.    Director Qualifications

Independence

The Board shall be comprised of a majority of independent directors as defined by the NYSE listing standards. In affirmatively determining that a director is independent of the Corporation’s management and has no material relationship with the Corporation, either directly or indirectly as a partner, shareholder, or officer of an organization that has a relationship with the Corporation, the following categorical standards, in addition to such other factors as may be deemed appropriate, will be considered:

a)
In no event shall a director be considered independent if the director is an employee, or the director’s immediate family member is an executive officer of the Corporation, until three years after the end of such employment relationship. Employment as an interim Chairman, CEO, CFO or other executive officer shall not disqualify a director from being considered independent following that employment. An immediate family member includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

b)
In no event shall a director be considered independent if the director receives, or the director’s immediate family member (as defined above) receives, more than $120,000 per year in direct compensation from the Corporation, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and is not independent until three years after ceasing to receive such compensation.

c)
In no event shall a director be considered independent if the director is a current partner or employee of the Corporation’s internal or external auditor; or the director’s immediate family member (as defined above) is a current partner or employee of such a firm and personally works on the Corporation’s audit; or was a partner or employee of such a firm and personally worked on the listed company’s audit within the last three years.

d)
In no event shall a director be considered independent if the director is employed, or the director’s immediate family member (as defined above) is employed, as an executive officer of another company where any of the Corporation’s present executives serves on that company’s compensation committee until three years after the end of such service or employment relationship.

e)
In no event shall a director be considered independent if the director is an executive officer or an employee, or the director’s immediate family member (as defined above) is an executive officer, of a company that makes payments to, or receives payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues for such year, until three years after falling below such threshold.

f)
A director will not fail to be deemed independent solely as a result of the director’s and the director’s immediate family members’ (as defined above), or a director’s affiliated entity’s, banking relationship with the Corporation if such relationship does not violate paragraphs 2(a) through 2(e) above and is made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with persons not affiliated with the Corporation and, with respect to extensions of credit, is made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve System, and do not involve more than the normal risk of collectability or present other unfavorable features.

g)
Audit & Risk Committee members may not receive directly or indirectly any consulting, advisory or other compensatory fee from the Corporation, and shall otherwise meet the independence criteria of Section 10A of the Securities Exchange Act of 1934, as amended. Audit & Risk Committee members may receive director’s fees or other in-kind consideration ordinarily available to directors, as well as regular benefits that other directors receive (including any additional such fees or consideration paid to directors with respect to service on committees of the Board).

h)
Human Resources & Compensation Committee members may not receive directly or indirectly any consulting, advisory or other compensatory fee from the Corporation, and shall otherwise meet the independence criteria of Section 10C of the Securities Exchange Act of 1934, as amended. Human Resources & Compensation Committee members may receive director’s fees or other in-kind consideration ordinarily available to directors, as well as regular benefits that other directors receive (including any additional such fees or consideration paid to directors with respect to service on committees of the Board).

i)
If a particular commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship or transaction that is not addressed by the above standards exists between a director and the Company, the Board will determine, after taking into account all relevant facts and circumstances, whether such relationship or transaction is, in the Board’s judgment, material and therefore whether the affected director is independent.

Minimum Qualification Standards and Process for Identifying & Evaluating Director Nominees

In addition to consideration of the independence standards set forth above, nominees for directors, including those submitted by shareholders, are selected based on, among other criteria, their integrity, informed judgment, financial literacy, high performance standards, accomplishments and reputation in the community, experience, skill sets, ability to commit adequate time to Board and committee matters, and to act on behalf of shareholders. The criteria shall also include a determination of the needs of the Board and of the individual’s personal qualities and characteristics with those of the other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Corporation and its shareholders. The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of viewpoints, background, and business and community contacts relevant to the Corporation’s business.

The Nominating & Corporate Governance Committee is responsible for reviewing the qualifications and independence of the members of the Board and its committees as well as the general composition of the Board. The Nominating & Corporate Governance Committee is responsible for identifying and recommending to the Board an annual slate of qualified nominees, including one or more nominees to fill vacancies on the Board that may occur between annual meetings. Final approval of the candidate is determined by the full Board. The invitation to join the Board should be extended by the Board.

The Nominating & Corporate Governance Committee will evaluate director candidates submitted by shareholders in accordance with the applicable procedures set forth in the Corporation’s proxy statement and pursuant to the criteria set forth above.

Majority Voting for Directors

The Corporation has adopted majority voting in an uncontested election of directors and plurality voting in contested elections. In an uncontested election, a director who fails to receive the required number of votes for re-election in accordance with the Corporation’s By-Laws shall offer to resign. In addition, a director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation. The Nominating & Corporate Governance Committee shall make a recommendation to the Board, in making their decisions, may consider any factor or other information that they deem relevant. The Board shall act on the tendered resignation, taking into account the Nominating & Corporate Governance Committee’s recommendation, and shall publicly disclose its decision regarding the resignation and the basis for the decision within ninety (90) days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of stockholders and until the director’s successor is elected and qualified, or until the earlier of the director’s death, resignation or removal. The Board shall not nominate such director to stand for re-election at the next annual meeting of stockholders.

The Board nominates for election or re-election as directors only candidates who tender irrevocable resignations that will be effective upon (a) the failure of the candidate to receive the required vote at the next annual meeting at which they are nominated for re-election, and (b) Board acceptance of such resignation. In addition, the Board fills director vacancies and new directorships only with candidates who tender the same form of resignation tendered by other directors in accordance with this Guideline.

Lead Independent Director

The Board shall periodically appoint a Lead Independent Director whose duties shall include, but not be limited to, the following: a) serve as Chairman of the Corporation and Bank’s Nominating & Corporate Governance Committee; b) preside over regularly scheduled executive sessions of the non-management directors; c) serve as a liaison between the independent and non-management directors and executive management when circumstances are such that the Chairman cannot act in such capacity; and d) assist the Board and executive management in ensuring compliance with these Guidelines.

Service on Other Boards and Change in Professional Role

Directors should advise the Chairman of the Board and Chairman of the Nominating & Corporate Governance Committee in advance of accepting an invitation to serve on another public company board (or taking on additional significant committee assignments on other boards) to allow the Board the opportunity to review the director’s availability to continue to fulfill his or her responsibilities as a member of the Board.

Directors who significantly change their professional role or responsibilities should offer their resignation from the Board to provide the Board the opportunity to review the continued appropriateness of Board membership.

Size of Board

The Board will periodically review the appropriateness of its size and may, from time to time, increase or decrease the number of directors in accordance with the Board’s needs.

Term Limits and Retirement

The Board observes a retirement age of 75 and no director may stand for election to the Board after his or her 75th birthday. The Board does not have term limits as it is the belief of the Board that they prevent the Corporation from benefiting from those directors who have developed, over a period of time, valuable knowledge, experience and insight into the Corporation and its operations. As an alternative to term limits, the Nominating & Corporate Governance Committee will review each director’s continuation on the Board at least each year. Each member of the Board shall stand for election annually by the shareholders of the Corporation at the annual shareholder’s meeting.

3.    Director Responsibilities

Attendance and Board Meetings

The Board currently plans at least nine meetings each year, with further meetings to occur at the discretion of the Board. Directors should make every effort to regularly attend meetings of the Board and committees on which they serve and the Corporation’s annual meeting of shareholders. Directors may attend meetings by telephone to mitigate conflicts. The basic responsibility of directors is to exercise their business judgment in good faith, to act on what they reasonably believe to be the best interests of the Corporation, and comport themselves as representatives of all shareholders. Directors are expected to spend the time and effort necessary to properly discharge their responsibilities, ask incisive and probing questions in a manner that promotes open discussion, and seek to add value to the Corporation through their range of expertise and diversity of background.

Meeting Materials and Agenda Items

Board and committee materials should, to the extent practicable and advisable in light of all of the circumstances, be distributed to the Board sufficiently in advance of the meeting to permit prior review by the directors, and directors should review these materials in advance of the meeting. The Nominating & Corporate Governance Committee is responsible for assessing the quality and scope of information provided to the Board and making recommendations to management as appropriate.

The Chairman of the Board and Lead Independent Director will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda. The Board will review the Corporation’s long-term strategic plan and annual operating plan each year.

Access to Management and Independent Advisors

Board members have complete access to the officers and employees of the Corporation and its subsidiaries. Meetings or contacts that a director desires to initiate may be arranged through the CEO, Managing Committee Member, Corporate Secretary or directly by the director. Board members will use their judgment to assure that such access is not disruptive to the Corporation’s business and, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee.

The Board encourages the attendance of senior management at the Board meetings to, among other reasons, make presentations on their respective business areas and provide insight into areas of discussion. Such attendance is at the discretion of the Board. The Board and its committees have the authority to hire, at the expense of the Corporation, independent legal, financial or other advisors as they deem necessary.

Executive Sessions

To ensure free and open discussion and communication among the independent directors of the Board, the Lead Independent Director shall preside over regularly scheduled executive sessions of the independent directors without management present.

4.    Board Committees

Standing Committees and Subcommittees

The Board shall have at least the following three standing committees: Audit & Risk, Human Resources & Compensation, and Nominating & Corporate Governance. The Board may establish such additional committees as it deems necessary or appropriate. The purpose, goals and responsibilities of each of the committees shall be set forth in their respective charters as approved by the Board. Each charter shall include the requirements established by the NYSE and applicable laws and regulations. Each Board committee may establish additional subcommittees and delegate such power and authority as it deems appropriate. Each committee chairman will give a report of his or her committee’s activities to the full Board.

Committee Member Qualifications

The Audit & Risk, Human Resources & Compensation, and Nominating & Corporate Governance committees shall be composed solely of independent directors. The Nominating & Corporate Governance Committee is responsible for reviewing the effectiveness of the Board committees and shall recommend the appointment of committee members from the Board.

Committee Organization

The chairman of each committee, in accordance with the committee’s charter and in consultation with committee members, will determine the frequency of the committee meetings. The chairman of each committee, in consultation with committee members and management, will develop the committee’s agenda.

Committee Evaluation

Each committee shall annually review its charter and evaluate its performance and recommend to the Board any changes it deems necessary.

5.	Director Compensation and Consultant Compensation

The Corporation’s executive officers serving as directors shall not receive additional compensation for their service as directors.

The members of the Corporation’s Audit & Risk Committee and Human Resources & Compensation Committee shall not receive any compensation from the Corporation in addition to director fees (which may include fees for service on committees of the board of directors).

Director compensation will be determined in accordance with the policies and principles set forth in the Human Resources & Compensation Committee charter, and the standards set by the NYSE and other applicable laws and regulations. The Directors are compensated in cash and the Corporation’s stock through restricted stock grants and stock options as provided for in the Director Stock Program. Directors may elect to defer their fees pursuant to the Directors Deferred Compensation Plan.

The Board’s Human Resources & Compensation Committee shall review and assess director compensation and the current practices in relation to, but not limited to, other comparable U.S. banks and those of the Corporation’s competitors. Such an assessment will include review of material charitable contributions by the Corporation to organizations in which a director is affiliated and significant consulting or other similar arrangements between the Corporation and the director. The Human Resources & Compensation Committee shall make any recommendations they deem appropriate to the Board for their discussion and concurrence.

The Human Resources & Compensation Committee shall be responsible for determining the existence of any conflicts of interest with any compensation consultant, and to annually assess the independence of the Company’s compensation consultants. Under Section 10C of the Securities and Exchange Act, as amended, the Human Resources & Compensation Committee shall consider the following factors in determining the independence of any compensation consultant who provides advice to the Human Resources & Compensation Committee, and whether a conflict of interest exists:

•	The provision of other services to the Company by the firm employing the adviser;

•	The amount of fees received from the Company by the firm that employs the adviser, as a percentage of the firm’s total revenues;

•	The policies or procedures of the firm employing the adviser that are designed to prevent conflicts of interest;

•	Any business or personal relationship of the adviser with a member of the Committee;

•	Any stock of the Company owned by the adviser; and

•	Any business or personal relationships between the executive officers of the Company and the adviser or the firm employing the adviser.

6.    Director Orientation and Continuing Education

The Corporation shall provide new directors with a director orientation program to familiarize them with the Corporation’s business, strategic plan, significant financial, accounting and risk management issues, compliance programs, Code of Business Conduct and Ethics, Corporate Governance Guidelines, principal officers, internal auditors and independent auditors.

Periodically, management will provide continuing education to directors through, but not limited to, Board and committee meetings and strategic and educational sessions on matters relevant to the Corporation and as requested by the Board. Board members are encouraged to continue their education as necessary to maintain their level of expertise or enhance their knowledge to assist them in performing their responsibilities as directors.

7.    CEO Evaluation and Management Succession

The Human Resources & Compensation Committee is responsible for conducting an annual review and evaluation of the CEO’s performance and compensation as set forth in its charter, and shall report to the Board on the results of its evaluation.

The Human Resources & Compensation Committee is also responsible for reviewing the succession planning for the CEO in the event of an emergency or retirement and for senior officers, and shall periodically report to the Board on succession planning to allow the Board to determine that the Corporation has a satisfactory process for succession planning and the education, development and evaluation of senior officers.

8.Annual Performance Evaluation of the Board and Corporate Governance Guidelines

The Nominating & Corporate Governance Committee shall lead and oversee the Board in its annual performance evaluation to determine whether the Board and its committees are functioning effectively. The evaluation criteria will be established by the Nominating & Corporate Governance Committee which will implement the evaluation process and discuss the results with the Board.

The Corporate Governance Guidelines will be reviewed on at least an annual basis under the oversight of the Nominating & Corporate Governance Committee, which shall make such recommendations to the Board as it deems necessary.

9.Code of Business Conduct and Ethics

All directors owe a duty of loyalty to the Corporation. This duty mandates that, in the course of carrying out the duties and responsibilities of that position, the best interest of the Corporation and its shareholders take precedence over any personal interests of the director. The Board shall adopt and disclose publicly a Code of Business Conduct and Ethics for directors, officers and employees (the “Code”), and promptly disclose any waivers of the Code for directors or executive officers. The Code will address at a minimum conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Corporation assets, compliance with laws, rules and regulations, and encourage the reporting of any illegal or unethical behavior.

10.Shareholder Communications to the Board and Independent Directors

Shareholders and any interested parties may communicate with the Board, Non-Management Directors or Lead Independent Director by sending correspondence c/o the Corporation’s Corporate Secretary, 130 Merchant Street, Dept. 232, Honolulu, Hawaii 96813. All appropriate communication received will be forwarded to the Board, Non-Management Directors or Lead Independent Director as addressed.